Vanguard Financials Index Fund
Supplement Dated November 4, 2025, to the Prospectus and Summary Prospectus Dated December 20, 2024

Shareholders of Vanguard Financials Index Fund (the “Fund”) have approved the proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and eliminate the related fundamental policy, as stated in the Proxy Statement dated August 25, 2025, for the Joint Special Meeting of Shareholders held on November 4, 2025.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Principal Risks” in the Fund Summary section:
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Prospectus Text Changes
The following is added under the heading “Market Exposure” in the More on the Fund section:

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 5486 112025

Vanguard World Fund

Supplement Dated November 4, 2025, to the Statement of Additional Information Dated December 20, 2024

Important Changes to Vanguard Financials Index Fund
Shareholders of Vanguard Financials Index Fund (the “Fund”) have approved the proposal to reclassify the diversification status of the Fund to nondiversified, as defined under the Investment Company Act of 1940, and eliminate the related fundamental policy, as stated in the Proxy Statement dated August 25, 2025, for the Joint Special Meeting of Shareholders held on November 4, 2025.
Statement of Additional Information Text Changes
Under Description of the Trust, the “Organization” section on page B-2 is restated as follows:
Organization
Vanguard World Fund was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Utilities Index Fund, and Vanguard U.S. Growth Fund (collectively, Nondiversified Funds) are classified as nondiversified within the meaning of the 1940 Act. Vanguard FTSE Social Index Fund, Vanguard Mega Cap Index Fund, and Vanguard ESG U.S. Stock ETF may each become nondiversified solely as a result of an index rebalance or market movement. All other Funds within the Trust are classified as diversified within the meaning of the 1940 Act.
Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund are collectively referred to as Vanguard U.S. Sector Index Funds hereinafter.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023C 112025